                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 April 12, 2002

                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

              1-644-2                                13-1815595
              -------                                ----------
      (Commission File Number)               (IRS Employer Identification No.)

    300 Park Avenue New York, NY                         10022
    ----------------------------                         -----
(Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------

 Total number of sequentially numbered pages in this filing, including exhibits thereto: 6

Item 5. Other Events

The Emerging Issues Task Force (EITF) recently enacted new accounting requirements that affect most consumer products companies. The Company's results for the first quarter of 2002 will reflect the new methods.

The new requirements, EITF 00-14 "Accounting for Certain Sales Incentives" and EITF 00-25 "Vendor Income Statement Characterization of Consideration Paid to a Reseller of the Vendor's Products", result in the reclassification of certain sales incentives and promotional expenses from selling, general and administrative expenses to a reduction of net sales and cost of sales, but have no impact on the Company's earnings before interest and taxes (EBIT), net income or earnings per share.

The Company is providing the accompanying reclassified income statement information for 2001 and 2000 to enable comparison between 2002 results and the prior years. For 2001 and 2000, these reclassifications reduced net sales by $343.5 million and $353.5 million, respectively, and decreased cost of sales by $2.0 million and $8.5 million, respectively, with an offsetting reduction in selling, general and administrative expenses. The reclassifications had no impact on the Company's EBIT or reported net income or earnings per share for 2001 or 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COLGATE-PALMOLIVE COMPANY









Date:   April 12, 2002                     By:       /s/ STEPHEN C. PATRICK
                                              ----------------------------------
                                                        Stephen C. Patrick
                                                     Chief Financial Officer

                            Colgate-Palmolive Company
                 Reclassified Financial Information (unaudited)
                 (Dollars in millions except per share amounts)

                                                                                2001
                                                      ---------------------------------------------------
                                                       As Reported      As Reclassified       Change
                                                      -------------    -----------------   --------------
Net sales                                                 $9,427.8           $ 9,084.3          $ (343.5)
Cost of sales                                              4,236.9             4,234.9              (2.0)
                                                      -------------    ----------------    --------------
             Gross profit                                  5,190.9             4,849.4            (341.5)
             Gross profit margin                             55.1%               53.4%             -1.7%

Selling, general and administrative expenses               3,261.6             2,920.1            (341.5)
Other expense, net                                            94.5                94.5              -
Interest expense, net                                        166.1               166.1              -
                                                      -------------    ----------------    --------------
Income before income taxes                                 1,668.7             1,668.7              -
Provision for income taxes                                   522.1               522.1              -
                                                      -------------    ----------------    --------------
             Net income                                   $1,146.6           $ 1,146.6          $   -
                                                      =============    ================    ==============

Earnings per common share, basic                          $   2.02           $    2.02          $   -
                                                      =============    ================    ==============
Earnings per common share, diluted                        $   1.89           $    1.89          $   -
                                                      =============    ================    ==============

Return on capital                                            29.7%               29.7%              -

                                                                             2001 Reclassified
                                         ---------------------------------------------------------------------------------------
                                          First Quarter    Second Quarter      Third Quarter    Fourth Quarter      Full Year
                                         ---------------  ----------------    ---------------   --------------   ---------------
Worldwide Net Sales by Business
Segment and Geographic Region


Oral, Personal and Household Care
  North America (1) (3)                      $  556.9           $   560.6          $  593.7         $  588.7          $ 2,299.9
  Latin America (3)                             565.1               591.1             596.7            603.1            2,356.0
  Europe                                        448.2               453.0             466.5            467.3            1,835.0
  Asia/Africa                                   378.8               364.1             373.8            367.6            1,484.3
                                         -------------    ----------------    --------------    -------------    ---------------
Total Oral, Personal and Household Care       1,949.0             1,968.8           2,030.7          2,026.7            7,975.2

Total Pet Nutrition (2)                         263.2               269.9             274.2            301.8            1,109.1
                                         -------------    ----------------    --------------    -------------    ---------------

Total Net Sales                              $2,212.2           $ 2,238.7          $2,304.9         $2,328.5          $ 9,084.3
                                         =============    ================    ==============    =============    ===============

    (1) Net sales in the United States for Oral, Personal and Household Care were $1,976.7 for 2001.
    (2)      Net sales in the United States for Pet Nutrition were $723.7 for
             2001.
    (3) Net sales for certain businesses in the Caribbean of $44.1 which were previously reported in Latin America have been reclassified to North America.

                                                                             2001 Reclassified
                                         ---------------------------------------------------------------------------------------
                                          First Quarter    Second Quarter      Third Quarter    Fourth Quarter      Full Year
                                         ---------------  ----------------    ---------------   --------------   ---------------
Quarterly Consolidated Income
  Statement Information


Net sales                                    $2,212.2           $ 2,238.7          $2,304.9         $2,328.5          $ 9,084.3
Cost of sales                                 1,031.8             1,050.5           1,072.5          1,080.1            4,234.9
                                         -------------    ----------------    --------------    -------------    ---------------
     Gross profit                             1,180.4             1,188.2           1,232.4          1,248.4            4,849.4
     Gross profit margin                        53.4%               53.1%             53.5%            53.6%              53.4%

Selling, general and administrative
 expenses                                       738.9               718.6             757.0            800.1            3,014.6
Interest expense                                 47.4                45.9              46.2             38.5              178.0
Interest income                                  (3.8)               (3.0)             (2.7)            (2.4)             (11.9)
                                         -------------    ----------------    --------------    -------------    ---------------
Income before income taxes (unchanged)       $  397.9           $   426.7          $  431.9         $  412.2          $ 1,668.7
                                         =============    ================    ==============    =============    ===============

                            Colgate-Palmolive Company
                 Reclassified Financial Information (unaudited)
                 (Dollars in millions except per share amounts)

                                                                                2000
                                                      ---------------------------------------------------
                                                       As Reported      As Reclassified        Change
                                                      -------------     ----------------   --------------
Net sales                                                 $9,357.9            $ 9,004.4          $ (353.5)
Cost of sales                                              4,265.5              4,257.0              (8.5)
                                                      -------------    ----------------    --------------
             Gross profit                                  5,092.4              4,747.4            (345.0)
             Gross profit margin                             54.4%                52.7%             -1.7%

Selling, general and administrative expenses               3,299.6              2,954.6            (345.0)
Other expense, net                                            52.3                 52.3              -
Interest expense, net                                        173.3                173.3              -
                                                      -------------    ----------------    --------------
Income before income taxes                                 1,567.2              1,567.2              -
Provision for income taxes                                   503.4                503.4              -
                                                      -------------    ----------------    --------------
                                                          $1,063.8            $ 1,063.8          $   -
                                                      =============    ================    ==============

Earnings per common share, basic                          $   1.81            $    1.81          $   -
                                                      =============    ================    ==============
Earnings per common share, diluted                        $   1.70            $    1.70          $   -
                                                      =============    ================    ==============

Return on capital                                          26.4%                26.4%                -


                                                                             2000 Reclassified
                                         ---------------------------------------------------------------------------------------
                                          First Quarter     Second Quarter      Third Quarter    Fourth Quarter      Full Year
                                         ---------------   ----------------    ---------------   --------------   ---------------
Worldwide Net Sales by Business
Segment and Geographic Region


Oral, Personal and Household Care

  North America (1) (3)                      $  521.4              $ 539.9           $ 578.7          $ 576.5          $ 2,216.5
  Latin America (3)                             566.3                609.6             597.5            633.2            2,406.6
  Europe                                        449.7                464.8             466.5            444.8            1,825.8
  Asia/Africa                                   367.3                370.4             387.1            371.8            1,496.6
                                         -------------     ----------------    --------------    -------------    ---------------
Total Oral, Personal and Household Care       1,904.7              1,984.7           2,029.8          2,026.3            7,945.5

Total Pet Nutrition (2)                         253.3                260.5             256.4            288.7            1,058.9
                                         -------------     ----------------    --------------    -------------    ---------------

Total Net Sales                              $2,158.0             $2,245.2          $2,286.2         $2,315.0          $ 9,004.4
                                         =============     ================    ==============    =============    ===============

    (1) Net sales in the United States for Oral, Personal and Household Care were $1,896.7 for 2000.
    (2)      Net sales in the United States for Pet Nutrition were $680.2 for
             2000.
    (3) Net sales for certain businesses in the Caribbean of $49.1 which were previously reported in Latin America have been reclassified to North America.

                                                                             2000 Reclassified
                                         ---------------------------------------------------------------------------------------
                                          First Quarter     Second Quarter      Third Quarter    Fourth Quarter      Full Year
                                         ---------------   ----------------    ---------------   --------------   ---------------
Quarterly Consolidated Income
  Statement Information


Net sales                                    $2,158.0            $ 2,245.2          $2,286.2         $2,315.0          $ 9,004.4
Cost of sales                                 1,018.2              1,062.1           1,071.8          1,104.9            4,257.0
                                         -------------     ----------------    --------------    --------------   ---------------
     Gross profit                             1,139.8              1,183.1           1,214.4          1,210.1            4,747.4
     Gross profit margin                        52.8%                52.7%             53.1%            52.3%              52.7%

Selling, general and administrative
 expenses                                       735.3                745.0             772.8            753.8            3,006.9
Interest expense                                 49.1                 51.2              54.8             44.6              199.7
Interest income                                  (8.0)                (7.0)             (6.5)            (4.9)             (26.4)
                                         -------------     ----------------    --------------    --------------   ---------------
Income before income taxes (unchanged)        $ 363.4            $   393.9          $  393.3         $  416.6          $ 1,567.2
                                         =============     ================    ==============    =============    ===============

                            Colgate-Palmolive Company
                 Reclassified Financial Information (unaudited)
                              (Dollars in millions)

                                                             Consolidated 5-year summary
                                             1997            1998           1999           2000           2001
                                             ----            ----           ----           ----           ----

Net sales                                  $ 8,786.8      $ 8,660.8      $ 8,801.5      $ 9,004.4       $ 9,084.3

Gross profit                                 4,336.3        4,382.5        4,586.7        4,747.4         4,849.4

Net income (unchanged)                         740.4          848.6          937.3        1,063.8         1,146.6